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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 21, 2004

Transcat, Inc.

(Exact name of registrant as specified in charter)

Ohio	000-03905	16-0874418

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Vantage Point Drive, Rochester, New York		14624

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	585-352-7777

(Former name or former address, if changed since last report)

Table of Contents

Item 7. Financial Statements and Exhibits.

(c)	Exhibit 99.1 – Transcat, Inc. Press Release dated June 21, 2004

Item 12. Results of Operations and Financial Condition.

     On June 21, 2004, Transcat, Inc. (the “Company”) issued a press release regarding its financial results for the fourth quarter and twelve months ended March 27, 2004. The Company’s press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

     The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCAT, INC.
Dated: June 23, 2004	By:	/s/ Charles P. Hadeed
Charles P. Hadeed
Vice President of Finance and Chief Financial Officer

INDEX TO EXHIBITS

(99)	Additional Exhibits

	Exhibit 99.1	Transcat, Inc. Press Release dated June 21, 2004